Exhibit 10.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2016
____________
Accretive Health, Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820
            Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 8, 2016, Accretive Health, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved a stock option exchange program the (“Option Exchange”) under the Company’s Amended and Restated 2010 Stock Incentive Plan (the “A&R 2010 Plan”). There is no written plan document for the Option Exchange, but a summary of the material terms of the Option Exchange adopted by the Company’s board of directors (the “Board”) is summarized on pages 9 through 14 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2016 (the “Proxy Statement”), which description is attached hereto as Exhibit 99.1 and incorporated herein by reference. The actual commencement and closing dates of the Option Exchange, and whether the Company commences the Option Exchange, will be determined by the Board.

At the Annual Meeting, the Company’s stockholders also approved the Company’s Second Amended and Restated 2010 Stock Incentive Plan (the “Amended Plan”). The Amended Plan amends and restates the A&R 2010 Plan and authorizes the issuance of an additional 17 million shares of the Company’s common stock (the “Common Stock”) pursuant to awards. The material terms of the Amended Plan are summarized on pages 15 through 28 of the Proxy Statement, which description is attached hereto as Exhibit 99.2 and incorporated herein by reference. The description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company’s stockholders voted on the following proposals, with the following results:
1. The following nominees were elected to the Board as Class III directors for terms ending at the 2017 annual meeting of stockholders.

	For	Withheld	Broker Non-Votes
Charles J. Ditkoff	135,561,636	21,436,097	13,925,675
Joseph R. Impicciche	155,960,932	1,036,801	13,925,675
Alex J. Mandl	140,358,762	16,638,971	13,925,675
2. The Option Exchange was approved.

For:	128,282,168
Against:	28,610,032
Abstain:	105,533
Broker Non-Votes:	13,925,675

3. The Amended Plan was approved.

For:	128,386,832
Against:	28,603,033
Abstain:	7,868
Broker Non-Votes:	13,925,675

4. The amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock and a proportionate decrease in the number of authorized shares of Common Stock was approved.

Common Stock
For:	86,197,642
Against:	623,606
Abstain:	38,160
8.00% Series A Convertible Preferred Stock
For:	84,064,000
Against:	0
Abstain:	0
5. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.

For:	166,177,124
Against:	4,531,300
Abstain:	214,984

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 12, 2016

ACCRETIVE HEALTH, INC.

		By:	/s/ Christopher S. Ricaurte

Christopher S. Ricaurte
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Accretive Health, Inc. Second Amended and Restated 2010 Stock Incentive Plan
99.1
Text of “PROPOSAL 2 - APPROVAL OF STOCK OPTION EXCHANGE PROGRAM UNDER OUR AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN” from the Company’s definitive proxy statement on Schedule 14A filed with the SEC on November 3, 2016

99.2	Text of “PROPOSAL 3 - APPROVAL OF SECOND AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN” from the Company’s definitive proxy statement on Schedule 14A filed with the SEC on November 3, 2016